MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                                 PRIME BOND FUND

                       Supplement dated November 20, 2000
                        to Prospectus dated April 4, 2000

         The following information supersedes and replaces any contrary information contained in the Prospectus under the captions "Key Facts--Merrill Lynch Prime Bond Fund at a Glance", "Details About the Fund--How the Fund Invests" and "Details About the Fund--Investment Strategies":

         Effective immediately, under normal circumstances, the Prime Bond Fund will invest at least 65% of its assets in fixed-income securities of any kind rated investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"). The Prime Bond Fund may invest up to 35% of its assets in fixed-income securities rated below investment grade by a NRSRO or unrated securities of equivalent credit quality ("junk bonds"); however, as a matter of operating policy, the Prime Bond Fund will not invest more than 10% of its assets in such securities.

         Although junk bonds generally have higher yields than fixed-income securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities.

         Effective immediately, the Prime Bond Fund may engage in transactions in certain derivatives, such as financial futures contracts, options and swaps for hedging purposes or to enhance income. Derivatives allow the Prime Bond Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risks, including credit, leverage and liquidity risks.